UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2005

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07584 (Commission File Number)	74-1079400 (I.R.S. Employer Identification No.)

2800 Post Oak Boulevard Houston, Texas (Address of principal executive offices)		77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 215-2000

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 3, 2005, in conjunction with his retirement from The Williams Companies, Inc. (“Williams”), Mr. J. Douglas Whisenant resigned as Senior Vice President of Transcontinental Gas Pipe Line Corporation (“Transco”), a subsidiary of Williams. Also, on January 3, 2005, Mr. Phillip D. Wright was elected as the Senior Vice President of Transco. Mr. Wright has held various positions with Williams since 1989, most recently Senior Vice President and Chief Restructuring Officer.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION
By:	/s/ Brian K. Shore
Name:	Brian K. Shore
Title:	Corporate Secretary

Dated: January 6, 2005

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